Exhibit 10.11

***Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Amendment No. 1 to Executive Aircraft Management Agreement – Executed October 22, 2022.

This Amendment No.1 is entered into as May 10, 2023 for the purpose of revising the Executive Aircraft Management Agreement (“Agreement”), dated October 22, 2022 by and between Jet Token Management Inc (Manager) and Brannata LLC (Client), for management of Aircraft described in Term Sheet attached hereto as Exhibit A.

WHEREAS, Manager and Client wish to make certain amendments to the Agreement,

THEREFORE, Manager and Client agree that the Agreement is amended as follows:

Section 2 of the Agreement is amended to the following:

2. Charter Operations. When the Aircraft is not in possession of and being operated by the owner of the Aircraft under 14 CFR Part 91, Manager shall be entitled to possession of the Aircraft sufficient to enable Manager to exert custody, command and control of the Aircraft as required for Manager to engage in charter operations under 14 CFR Part 135. On Client’s behalf, Manager hereby agrees to market and operate the Aircraft in Manager’s charter operations conducted under 14 CFR Part 135 in conformity with Manager’s Air Carrier Certificate and applicable regulations. Client acknowledges that it is not a certificated air carrier or a public charter operator and it is not licensed by the FAA or Department of Transportation to engage in the marketing or provision of air transportation for compensation or hire and Client shall not hold itself out as an air carrier. The periodic transfer of possession and custody of the Aircraft to Manager hereunder shall not be deemed a lease, sublease or other rental, but rather shall be a bailment coupled with a limited agency necessary for Manager’s performance of its obligations hereunder. The Parties acknowledge that pursuant to Operations Specification A008 subparagraph d(2)(B) of Appendix B, for purposes of exerting operational control over the Aircraft for 14 CFR Part 135 flights, Manager may obtain and exert custody and exclusive possession of the Aircraft without owning or leasing the Aircraft.

Section 3 of the Agreement is amended to the following:

3. Aircraft Usage. Manager may use the Aircraft for on-demand air carrier operations and related uses authorized by this Agreement, in the event the Aircraft owner and Client elect in the future to allow Charter use.

Section 4 of the Agreement is amended to the following:

4. Operational Control. Manager shall have sole and exclusive “operational control” as defined in 14 CFR Section 1.1 of all flights conducted by Manager in its aircraft charter operations conducted under 14 CFR Part 135. The Parties acknowledge that Operations Specification A008 which governs “operational control” of aircraft by 14 CFR Part 135 on-demand air carriers governs all air carrier operations conducted under this Agreement. For all flights operated by Client under 14 CFR Part 91, Client shall have operational control and shall exercise exclusive possession, command and control of the Aircraft, and the pilots shall serve as Client’s agents and shall be under Client’s direct and exclusive control. Notwithstanding the foregoing, the Pilot-in-Command shall have final authority with respect to initiating, conducting or terminating a flight for any reason or condition which, in his/her judgment, would compromise the safety of the flight.

Section 6, subsection (g) of the Agreement is amended to the following:

(g) CFR Part 135 operation specifications development and addition and maintenance of the Aircraft on Manager’s 14 CFR Part 135 Certificate with FAA.

Section 15 of the Agreement is amended to be retitled as the following:

15. Fees, Charges, Revenue.

Section 15 of the Agreement is amended to add the following subsection (i):

(i) Charter Revenue. When and as requested by Client, for the purpose of generating net revenue for the benefit of Client, Manager shall market the charter of the Aircraft at the hourly rate (the “Hourly Charter Rate”) and the “Fuel Surcharge” set forth on the Term Sheet. The Hourly Charter Rate and the Fuel Surcharge shall be periodically adjusted by mutual agreement of the Parties in response to competitive conditions. Provided, that when Manager deems it appropriate for purposes of attracting a new customer, Manager may offer the Aircraft at an Hourly Charter Rate equal to the “Teaser Rate” set forth on the Term Sheet. Manager shall remit or credit to Client the gross revenue properly charged for all charter flight time, less the “Operating Fee” due Manager. For charter customers (“Third Party Charter Customers”) other than Client, and Client’s guests (collectively “Client Parties”), Manager shall receive an Operating Fee in the amount of [***]. When manager sells a positioning flight that is already paid for by another charter client, manager shall receive [***]. For membership customers of the Manager, Manager shall receive an Operating Fee in the amount of [***].

Manager shall bear the risk of collection from charter customers other than for Client Party flights, and shall remit or credit Client the net (of Manager’s Operating Fees) revenue properly charged, other than for Client Party flights, regardless of Manager’s inability to collect; provided that in the event, after exerting commercially reasonable efforts, Manager is unable to collect an amount, Manager shall credit Client with amounts calculated at the Preferred Rate set forth on the Term Sheet unless and until such amount is collected. Revenues from Client Party flights shall be remitted or credited to Client upon receipt by Manager.

Exhibit A of the Agreement is amended and restated as the following:

EXHIBIT “A”

TERM SHEET

Cessna Citation Jet CJ4

manufacturer’s serial number 525C-0372

u.s. registration N372CZ

Manager Contacts:		Client Contacts:

Jet Token Management Inc.	Great Western Air, LLC	Brannata LLC	Jet Token Management Inc.
		1150 SW Sylvia St	c/o Jet Token Inc.
c/o Jet Token Inc. 10845 Griffith Peak Drive, Suite 200 Las Vegas, NV 89135	275 E Tropicana Ave Las Vegas, NV 89169	Corvallis, OR 97333	10845 Griffith Peak Drive, Suite 200 Las Vegas, NV 89135

P: 702-747-4000	P: 702-448-2366	P: 541-760-4775	P: 702-747-4000
F: 650-716-5004	F: 888-373-0196	F:	F: 650-716-5004

DESCRIPTION OF SERVICE		DESCRIPTION OF COST

1.	One-time 14 CFR Part 135 Conformity Inspection and Set-Up Fee	NA
2.	Monthly Management Fee	[***]
3.	Crew Compensation

As set forth on the operating budget as mutually agreed by the parties.

Flight Attendant: As agreed from time to time.

Training at contract training provider at cost incurred for initial and recurrent. Pilots require both recurrent or initial training (depending on the pilot’s existing certification) and a 297 check ride each year.

4.	Maintenance Oversight, Coordination, and Flight Following	[***]
5.	Charter Hourly Rate	Retail: [***] Wholesale: [***] Teaser: [***] Preferred: [***] [***] Daily Minimum: Applies to all charter customers
6.	Fuel Surcharge	As incurred based on an index of [***]/gl.
7.	Hangar Costs	53.33 length x 50.83 wingspan x [***]/sqft = [***]/month, and in no case an actual cost that would otherwise exceed [***]/month.
8.	Operating Deposit

[***]

Provided, that Manager may request that Client deposit a sum reasonably estimated by Manager to cover the cost of any anticipated significant expenses (e.g., major repair, service or other major work on the Aircraft in an amount in excess of $10,000.00). If Client does not timely make a requested deposit, Manager may in its sole discretion elect not to incur the expense until such time as Client makes the requested deposit.

9.	Aviation Fuel	As incurred, net of discounts and rebates.
10.	Aircraft Insurance	Liability Limit: $100,000,000 CSL Hull Coverage: $14,100,000 Premiums: As quoted.
11.	Maintenance	All other maintenance labor provided by Manager to Client shall be invoiced to Client at cost.
12.	Parts Sourcing Fee	0%, subject to mutual agreement of the parties

This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Nevada without regard to its conflicts of laws principles.

EFFECTIVE WITH THE EXECUTION OF THIS AMENDMENT BY ALL PARTIES, THE CHANGES TO THE AGREEMENT DESCRIBED HEREIN SHALL BECOME EFFECTIVE. ALL OTHER ELEMENTS OF THE AGREEMENT REMAIN UNCHANGED. IN THE EVENT OF CONFLICT BETWEEN THE AGREEMENT AND THIS AMENDMENT, THIS AMENDMENT, THIS AMENDMENT SHALL PREVAIL.

IN WITNESS WHEREOF, each party hereto has executed this Amendment as of _____6/2/2023__________.

CLIENT:

By:	/s/ Manny Cruz
[Signature of Officer]

Its:	Principal

JET TOKEN MANAGEMENT, INC.

By:	/s/ George Murnane
[Signature of Officer]

Its:	CEO

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